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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

        Date of Report (Date of earliest event reported) January 29, 1998

                       FIRST CENTRAL FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          NEW YORK                             1-9138                                  11-2648222
(State or Other Jurisdiction of        (Commission File Number)        (I.R.S. Employer Identification Number)
        Incorporation)
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                                266 MERRICK ROAD
                            LYNBROOK, NEW YORK 11563
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (516) 593-7070






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ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

     An Order of Rehabilitation was entered by the Special Term Part II of the Supreme Court of the State of New York, County of Nassau, on January 27, 1998, in the Matter of The Application of Neil D. Levin, as Superintendent of
Insurance of the State of New York, for an order to take possession of the property of and rehabilitate First Central Financial Company. Neil D. Levin and his successors in office as Superintendent of Insurance of the State of New York were appointed rehabilitator of First Central Insurance Company, the primary subsidiary of the Company, under the provisions of the Insurance Law of the State of New York, effective as of January 27, 1998.

ITEM 5.   OTHER EVENTS.

     Pursuant to Paragraph F of the General Instructions to Form 8-K, the
Company hereby incorporates by reference herein the press release issued by the Company on January 29, 1998, which is attached hereto as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS

          Exhibit   Description
          -------   -----------
          99        Press release, dated January 29, 1998

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FIRST CENTRAL FINANCIAL CORPORATION


February 10, 1998                    By: /s/ Andrew W.  Attivissimo
                                         ---------------------------
                                         Andrew W. Attivissimo
                                         President



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